Exhibit 99.1

Fusion Pharmaceuticals Reports First Quarter 2024 Financial Results and Announces Clinical Program Updates

Presented interim data from TATCIST trial of FPI-2265 in mCRPC at the 2024 American Association for Cancer Research (AACR) Annual Meeting

Signed definitive agreement to be acquired by AstraZeneca for total transaction value of up to $2.4 billion; transaction expected to close in the second quarter of 2024

HAMILTON, ON and BOSTON, MA May 7, 2024 /PRNewswire/ -- Fusion Pharmaceuticals Inc. (Nasdaq: FUSN), a clinical-stage oncology company focused on developing next-generation radioconjugates (RCs) as precision medicines, today reported financial results for the first quarter ended March 31, 2024, and provided an update on clinical and corporate developments.

Chief Executive Officer John Valliant, Ph.D., commented, “In the first quarter, we demonstrated the potential of FPI-2265 to serve as an important new treatment option for patients with mCRPC, presenting interim data from the TATCIST trial at the 2024 AACR Annual Meeting that we believe represent compelling early clinical activity and tolerability data. We look forward to continuing to develop FPI-2265 as the most advanced actinium-based prostate specific membrane antigen (PSMA) targeting therapy and expect to begin a Phase 2 dose optimization trial in the second quarter of this year, followed by a Phase 3 global registrational trial in 2025. In parallel, we are progressing our other clinical-stage programs as part of our diverse portfolio of alpha-emitting RCs.”

Corporate Update

On March 19, 2024, Fusion announced that it entered into a definitive agreement to be acquired by AstraZeneca. Under the terms of the definitive agreement, AstraZeneca, through a subsidiary, will acquire all of Fusion's outstanding shares pursuant to a plan of arrangement for a price of $21.00 per share in cash at closing plus a non-transferable contingent value right (CVR) of $3.00 per share in cash payable upon the achievement of a specified regulatory milestone.

On April 22, 2024 at 11:59pm, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired with respect to the transaction, satisfying one of the closing conditions. On May 1, 2024, the Canadian Competition Bureau issued a no-action letter stating that it would not challenge the transaction, satisfying another closing condition. The transaction is expected to close in the second quarter of 2024, subject to other customary closing conditions, including the approval of Fusion shareholders.

Portfolio Update

FPI-2265: A 225Ac-based RC targeting PSMA for the treatment of patients with mCRPC.

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In April 2024, Fusion presented interim data from the Phase 2 TATCIST trial evaluating FPI-2265 at the 2024 AACR Annual Meeting. Results demonstrated that FPI-2265 is active in heavily pretreated patients with progressive mCRPC, including patients who received prior lutetium-based radioligand therapy (RLT), and support Fusion’s ongoing FPI-2265 Phase 2/3 development program.
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In January 2024, the Company announced alignment with the FDA on its Phase 2/3 protocol for FPI-2265 in patients with mCRPC with progressive disease who have previously been treated with a 177Lu-based PSMA radiotherapy. The development plan includes a Phase 2 dose optimization lead-in, which aims to evaluate whether there are added safety and/or efficacy benefits of various dosing regimens in comparison to the validated regimen of 100kBq/kg every eight weeks, expected to be initiated in the second quarter of 2024. This Phase 2 portion is expected to complete enrollment of approximately 60 patients by the end of 2024. Following analysis of the Phase 2 data and an end of Phase 2 meeting to determine the recommended Phase 3 dosing regimen with the FDA, a Phase 3 global registrational trial in approximately 550 patients is expected to begin in 2025.
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Fusion is also pursuing the opportunity to potentially develop this product candidate into earlier lines of treatment with combinations of FPI-2265 and olaparib. Fusion expects to initiate a combination trial in the second quarter of 2024.

FPI-1434: Targeting insulin growth factor 1 receptor (IGF1R)

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In January 2024, Fusion announced encouraging early findings from Cohort 2 in the cold/hot dosing arm of its ongoing Phase 1, multi-center, open-label clinical trial. The trial is designed to investigate the safety, tolerability, and pharmacokinetics of FPI-1434 in patients with solid tumors expressing IGF-1R. The trial is also designed to establish the maximum tolerated dose for FPI-1434 and the recommended Phase 2 dose. No dose limiting toxicities (DLTs) were observed to date in the 25 kBq/kg dose cohort. Two out of three patients completed the DLT period, and one pancreatic cancer patient discontinued treatment due to disease progression. Evidence of anti-tumor activity was observed in a heavily pre-treated patient with Ewing sarcoma after a single dose and a second patient receiving four cycles of therapy demonstrated stable disease as best response.
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Fusion plans to complete and further evaluate results from Cohort 2 and hold a Safety Review Committee (SRC) meeting to evaluate the emerging data. Fusion plans to share more details on the data and the FPI-1434 development program in mid-2024.

FPI-2059: Targeting neurotensin receptor 1 (NTSR1)

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Patient enrollment and dosing is ongoing in the Phase 1, multi-center, open-label clinical trial designed to investigate the safety, tolerability, dosimetry, biodistribution, and pharmacokinetics of FPI-2059 as well as preliminary anti-tumor activity in participants with NTSR1 expressing advanced metastatic solid tumors.

FPI-2068: A bispecific, IgG-based, EGFR-cMET targeted radioconjugate.

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FPI-2068 is currently being evaluated in a Phase 1 trial and is jointly developed with AstraZeneca. The investigational new drug application has been cleared and the trial is currently open and recruiting. FPI-2068 is a bispecific IgG-based TAT designed to deliver actinium-225 to various solid tumors that express EGFR-cMET. EGFR and cMET are both validated targets that are co-expressed in multiple tumor types, including head and neck squamous cell carcinoma, non-small cell lung cancer, colorectal cancer, and pancreatic ductal adenocarcinoma.

First Quarter 2024 Financial Results

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Cash and Investments: As of March 31, 2024, Fusion held cash, cash equivalents and investments of $283.1 million, compared to cash, cash equivalents and investments of $247.3 million as of December 31, 2023. The increase was primarily attributed to proceeds from sales of common shares under the Company’s at-the-market equity offering program received in the first quarter, as well as net proceeds from a draw down under the Company’s existing debt facility. Fusion expects its existing cash, cash equivalents and investments as of March 31, 2024 will be sufficient to fund operations into the fourth quarter of 2025.

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Collaboration Revenue: For the first quarter of 2024, Fusion did not record any revenue under the AstraZeneca collaboration agreement. For the same period in 2023, Fusion recorded less than $0.1 million of revenue under the AstraZeneca collaboration agreement.
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R&D Expenses: Research and development expenses for the first quarter of 2024 were $21.3 million, compared to $15.9 million for the same period in 2023. The increase was primarily due to an increase in FPI-2265 program-related costs for our Phase 2 clinical trial of FPI-2265 in patients with mCRPC, and an increase in manufacturing-related costs.
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G&A Expenses: General and administrative expenses for the first quarter of 2024 were $14.5 million, compared to $9.0 million for the same period in 2023. The increase was primarily due to an increase in professional fees due to higher legal and consulting expenses incurred in connection with the definitive agreement to be acquired by AstraZeneca.
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Net Loss: For the first quarter of 2024, Fusion reported a net loss of $33.7 million, or $0.40 per share, compared with a net loss of $24.3 million, or $0.45 per share, for the same period in 2023.

About Fusion

Fusion Pharmaceuticals is a clinical-stage oncology company focused on developing next-generation RCs. Fusion connects alpha particle emitting isotopes to various targeting molecules in order to selectively deliver the alpha emitting payloads to tumors. Fusion’s clinical-stage development portfolio includes lead program, FPI-2265, targeting PSMA for mCRPC and novel RCs targeting solid tumors. Fusion has a fully operational Good Manufacturing Practice compliant state-of-the-art radiopharmaceutical manufacturing facility to meet supply demand for Fusion's growing pipeline of radioconjugates.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Fusion’s management regarding the business prospects and opportunities of Fusion and the Arrangement. This press release contains "forward-looking statements" for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including but not limited to the statements regarding the future business and financial performance of Fusion Pharmaceuticals Inc. ("Fusion"). The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Expressed or implied statements can be used to identify forward-looking statements when made with respect to the risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion's shareholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; risks associated with the disruption of management's attention from ongoing business operations due to the proposed transaction; unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction; the Company's financial condition, liquidity, and potential drug candidates, including any expressed or implied statements regarding the successful development of FPI-2265; or any other clinical candidate. More particularly and without limitation, this communication contains forward-looking statements and information regarding whether the proposed transaction will be completed, whether the CVR Agreement (as defined in the Arrangement Agreement) will be entered into, the anticipated benefits of the proposed transaction for Fusion and its shareholders, whether approval will be received under the Competition Act (Canada), as amended and whether the milestone under the CVR Agreement will be achieved.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Fusion’s actual results to materially differ from those stated or implied in forward-looking statements due to a number of factors including but not limited to: risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion’s shareholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; the failure to realize the expected benefits of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. These may also include, but are not limited to the following: there can be no guarantees that the Company will advance any clinical product candidate or other component of its potential pipeline in or to the clinic, to the regulatory process or to commercialization; management's expectations could be affected by unexpected patient recruitment delays or regulatory actions or delays; uncertainties relating to, or unsuccessful results of, clinical trials, including additional data relating to the ongoing clinical trials evaluating its product candidates; changes in the Company's business plan or objectives; and competition in general.

Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2023, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, which are available at www.sec.gov and at www.sedarplus.com. All forward-looking statements reflect the Company's estimates only as of the date of this release (unless another date is indicated) and should not be relied upon as reflecting the Company's views, expectations, or beliefs at any date subsequent to the date of this release. While Fusion may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if the Company's estimates change.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

Fusion’s shareholders and others should note that Fusion communicates with its investors and the public using the Fusion website, www.fusionpharma.com, including, but not limited to, company disclosures, investor presentations, SEC filings, and press releases. The information that Fusion posts on this website could be deemed to be material information. As a result, Fusion encourages investors, media and others interested to review the information that Fusion posts there on a regular basis.

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Fusion, AstraZeneca AB and 15863210 Canada Inc pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Fusion has filed a management information circular and proxy statement on Schedule 14A relating to a special meeting of the shareholders with the SEC and Canadian Securities Administrators (“CSA”). Fusion filed a management information circular and proxy statement on April 25, 2024. Additionally, Fusion will file other relevant materials in connection with the transaction with the SEC and the CSA. Fusion’s shareholders are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Fusion’s shares. Fusion’s shareholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Fusion with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Fusion’s website at www.fusionpharma.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Contact:

Amanda Cray

Senior Director of Investor Relations & Corporate Communications

(617) 967-0207

cray@fusionpharma.com

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FUSION PHARMACEUTICALS INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(In thousands)

(Unaudited)

	March 31, 2024	December 31, 2023
Cash, cash equivalents and investments	$283,110	$247,344
Total assets	323,814	285,836
Total liabilities	81,983	63,356
Total stockholders' equity	241,831	222,480

FUSION PHARMACEUTICALS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Collaboration revenue	$—	$28
Operating expenses:
Research and development	21,312	15,877
General and administrative	14,548	9,006
Total operating expenses	35,860	24,883
Loss from operations	(35,860)	(24,855)
Other income (expense):
Interest income	3,508	1,921
Interest expense	(1,852)	(1,223)
Other income (expense), net	297	(145)
Total other income (expense), net	1,953	553
Loss before benefit for income taxes	(33,907)	(24,302)
Income tax benefit	237	11
Net loss	$(33,670)	$(24,291)
Unrealized (loss) gain on investments	(819)	384
Comprehensive loss	$(34,489)	$(23,907)

Net loss per share—basic and diluted	$(0.40)	$(0.45)

Weighted-average common shares outstanding—basic and diluted	83,775,652	53,775,985